SUPPLEMENT DATED AUGUST 1, 2011

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

AND PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

The Board of Trustees of the Credit Suisse Trust (the “Trust”) approved the liquidations of the U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio (the “Portfolios”) pursuant to the terms of a Plan of Liquidation and Dissolution (“Plan”) for each Portfolio. If the Plans are approved by shareholders, it is anticipated that Credit Suisse will liquidate the Portfolios on or about October 12, 2011 (the “Liquidation Date”).

In anticipation of the liquidation of the Portfolios, effective immediately, transfers of Account Value out of the Credit Suisse Trust U.S. Equity Flex I Sub-Account and Credit Suisse Trust International Equity Flex III Sub-Account to any other Sub-Account available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the Credit Suisse Trust U.S. Equity Flex I Sub-Account and Credit Suisse Trust International Equity Flex III Sub-Account. As of the close of business on the Liquidation Date, any Account Value remaining in the Credit Suisse Trust U.S. Equity Flex I Sub-Account and Credit Suisse Trust International Equity Flex III Sub-Account will automatically be transferred to the Sun Capital Money Market Sub-Account.

After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Credit Suisse Trust U.S. Equity Flex I Sub-Account and Credit Suisse Trust International Equity Flex III Sub-Account will continue with the Sun Capital Money Market Sub-Account replacing the Credit Suisse Trust U.S. Equity Flex I Sub-Account and Credit Suisse Trust International Equity Flex III Sub-Account

After the Liquidation Date, asset allocation models, which currently invest in the Credit Suisse Trust U.S. Equity Flex I Sub-Account and Credit Suisse Trust International Equity Flex III Sub-Account, will no longer have the same target allocations or investment profiles as they have now and, therefore will no longer be updated or automatically rebalanced.

Please retain this supplement with your prospectus for future reference.

Focus, Futurity II 8/2011